SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       May 27, 2010

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	0-12379	31-1042001
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street, Suite 1900 Cincinnati, Ohio		45202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (513) 979-5837

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	First Financial Bancorp.

Item 8.01                      Other Events.

First Financial Bancorp. (the “Company”) has identified certain immaterial errors in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (“MD&A”) sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “Annual Report”) and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2010 (the “Quarterly Report”).  The errors relate to specific dollar amounts, ratios or percentages that were incorrectly reported in the respective MD&A sections of the Annual Report (Item 7) and Quarterly Report (Item 2), although such amounts were either accurately reflected in the Company’s consolidated financial statements, accurately reflected in other filings made by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or derivable from the financial statements as originally reported.

The Company has assessed on an individual and aggregate basis the materiality of these errors, and believes that such errors were not individually, or in the aggregate, material to any such periods.  After a review of the facts and circumstances which led to such errors, the Company has taken additional steps to enhance its disclosure controls and procedures in response to these errors to provide reasonable assurance that similar errors in reporting do not occur in the future, including, but not limited to, additional training and added layers of review by Company and other personnel.  The Company’s management further believes that its disclosure controls and procedures remain effective at the reasonable assurance level to ensure that the material information required to be disclosed by the Company in the reports it files or submits under the Exchange Act are recorded, processed, summarized and reported to the extent applicable within the time periods required by the Exchange Act.

Notwithstanding the immaterial nature of these errors, the Company has republished in their entirety the MD&A sections of the Annual Report and Quarterly Report, as set forth in Exhibits 99.1 and 99.2 attached hereto.  The corrected amounts set forth in the attached exhibits are highlighted in bold and underlined text, with the previously reported incorrect amount shown as stricken, in order to ensure complete and accurate information is available to shareholders and the investment/capital markets community, in the likelihood that potential capital market activities may occur including the anticipated auction of previously issued warrants for 465,117 shares of our common stock.

           The republished MD&A sections of the Annual Report and the Quarterly Report as set forth in Exhibits 99.1 and 99.2 do not reflect events occurring after the filing of our Annual Report or Quarterly Report, respectively, or modify or update the disclosure contained therein except as otherwise indicated.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:
99.1	Item 7—Management's Discussion & Analysis of Financial Condition and Results of Operation as of and for the Year Ended December 31, 2009.
99.2	Item 2—Management's Discussion & Analysis of Financial Condition and Results of Operation as of and for the Quarter Ended March 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By:	/s/ J. Franklin Hall
J. Franklin Hall
Executive Vice President and Chief Financial Officer

Date:  May 27, 2010

Form 8-K	First Financial Bancorp.

Exhibit Index

Exhibit No.	Description

99.1	Item 7—Management's Discussion & Analysis of Financial Condition and Results of Operation as of and for the Year Ended December 31, 2009.
99.2	Item 2—Management's Discussion & Analysis of Financial Condition and Results of Operation as of and for the Quarter Ended March 31, 2010.